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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2002

BioTransplant Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28324 (Commission File Number)	04-3119555 (IRS Employer Identification No.)
Building 75, Third Avenue Charlestown Navy Yard Charlestown, MA		02129 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (617) 241-5200

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

        On November 15, 2002, BioTransplant Incorporated (the "Company") issued a press release announcing its third quarter 2002 financial results, a restructuring plan and that it had provided notice to Gambro BCT of breach of the distribution agreement relating to the Company's Eligix Cell Separation Systems. See the press release attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

        See Exhibit Index attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTRANSPLANT INCORPORATED
Date: November 15, 2002	By:	/s/ DONALD B. HAWTHORNE Donald B. Hawthorne President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release dated November 15, 2002

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SIGNATURE
EXHIBIT INDEX